SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                      November 14, 2003 (November 14, 2003)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)



           Texas                    0-16179              76-0670175
(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)             File Number)       Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

            99.1     Press Release dated November 14, 2003

Item 12. Results of Operations and Financial Condition

         The following statement included as Exhibit 99.1 was released to the Press on November 14, 2003 regarding the Company's financial results for the third quarter of 2003.


                            [SIGNATURE PAGE FOLLOWS]







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GEXA Corp.

Date: November 17, 2003                             By:  -----------------------
                                                         Neil M. Leibman
                                                         Chief Executive Officer